Themes Gold Miners ETF
Schedule of Investments
June 30, 2025 (Unaudited)

COMMON STOCKS - 99.7%	Shares	Value
Materials - 99.7%(a)
Agnico Eagle Mines Ltd.	3,860	$459,884
Alamos Gold, Inc. - Class A	16,637	442,513
Anglogold Ashanti PLC	11,749	535,402
B2Gold Corp.	139,828	505,198
Capricorn Metals Ltd. (b)	38,394	241,319
Dundee Precious Metals, Inc.	19,656	315,824
Endeavour Mining PLC	17,341	534,715
Equinox Gold Corp. (b)	73,566	424,622
Genesis Minerals Ltd. (b)	109,945	311,149
Gold Fields Ltd. - ADR	19,908	471,222
Gold Road Resources Ltd.	114,178	245,728
IAMGOLD Corp. (b)	58,413	430,242
K92 Mining, Inc. (b)	26,035	293,665
Kinross Gold Corp.	32,800	512,564
Lundin Gold, Inc.	11,006	581,114
Northern Star Resources Ltd.	57,150	697,726
OceanaGold Corp.	26,216	370,018
Orla Mining Ltd. (b)	23,475	235,827
Perseus Mining Ltd.	151,974	340,074
Ramelius Resources Ltd.	125,717	208,507
Regis Resources Ltd. (b)	82,170	237,412
Torex Gold Resources, Inc. (b)	9,525	310,704
Vault Minerals Ltd. (b)	695,275	192,190
Wesdome Gold Mines Ltd. (b)	16,655	232,014
West African Resources Ltd. (b)	116,838	174,556
Westgold Resources Ltd.	103,919	196,292
Zhaojin Mining Industry Co. Ltd. - Class H	165,296	429,562
		9,930,043
TOTAL COMMON STOCKS (Cost $8,647,991)		9,930,043

SHORT-TERM INVESTMENTS - 0.2%		Value
Money Market Funds - 0.2%	Shares
First American Treasury Obligations Fund - Class X, 4.24% (c)	15,914	15,914
TOTAL SHORT-TERM INVESTMENTS (Cost $15,914)		15,914

TOTAL INVESTMENTS - 99.9% (Cost $8,663,905)		9,945,957
Other Assets in Excess of Liabilities - 0.1%		7,980
TOTAL NET ASSETS - 100.0%		$9,953,937
two		–%
Percentages are stated as a percent of net assets.		–%

ADR - American Depositary Receipt
PLC - Public Limited Company

(a)
To the extent that the Fund invests more heavily in a particular industry or sector of the economy, its performance will be especially sensitive to developments that significantly affect those industries or sectors.

(b)	Non-income producing security.
(c)	The rate shown represents the 7-day annualized effective yield as of June 30, 2025.

Summary of Fair Value Disclosure as of June 30, 2025 (Unaudited)

Themes Gold Miners ETF has adopted fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or valuation methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of June 30, 2025:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Common Stocks	9,930,043	–	–	9,930,043
Money Market Funds	15,914	–	–	15,914
Total Investments	9,945,957	–	–	9,945,957

Refer to the Schedule of Investments for further disaggregation of investment categories.